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                                                                   Exhibit 10(n)

                              FIRST AMENDMENT TO
                          CHANGE IN CONTROL AGREEMENT


     THIS AMENDMENT made the 21st day of January, 1997, by and among DAUPHIN DEPOSIT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania and having its principal place of business in Harrisburg, Pennsylvania (the "Corporation"), DAUPHIN DEPOSIT BANK AND TRUST COMPANY, a wholly-owned bank subsidiary of the Corporation organized and existing under the laws of the Commonwealth of Pennsylvania and having its principal place of business in Harrisburg, Pennsylvania (the "Bank") and
_________________________   (the "Executive").

     WHEREAS, the Corporation, the Bank and the Executive (collectively, the "Parties") entered into a Change in Control Agreement dated
____________________  (the "Agreement"); and

     WHEREAS, the Parties desire to amend the Agreement; and

     WHEREAS, Section 4.3 of the Agreement provides that the Agreement may be amended by a written instrument signed by the Parties.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the Parties agree as follows:

     1. Subsection 1.1 is amended by the addition of the following, immediately to the end thereof:

  If any of the events described in Section 1.1(B) occurs and the Executive does not immediately thereafter terminate his employment, any subsequent termination of the Executive's employment by the Executive following such event or any other event described in Section 1.1(B) and within two years of the date of any "Change in Control" shall constitute a "Termination Pursuant to a Change in Control."
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     2.  The last sentence of Subsection 1.2(A) is amended to read:  "Each payment during the two (2) year payment period set forth in this Paragraph (A) shall not be reduced by any income earned by the Executive from any source during that two (2) year payment period, and the Executive shall have no duty to mitigate damages by earning income during that period; and".

     3. The Agreement, amended as set forth above, is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ATTEST:                                   DAUPHIN DEPOSIT CORPORATION


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                                                       [Seal]


ATTEST:                                   DAUPHIN DEPOSIT BANK
                                           AND TRUST COMPANY


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                                                       [Seal]


WITNESS:                                  [EXECUTIVE]



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